INVESCO FLOATING RATE FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-09913
SERIES NO.:         6

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                            $35,012
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class C                            $21,796
                               Class R                            $   451
                               Class Y                            $33,863
                               Class R5                           $   152
                               Class R6                           $ 9,533

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                            $0.3588
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class C                            $0.3212
                               Class R                            $0.3412
                               Class Y                            $0.3764
                               Class R5                           $0.3775
                               Class R6                           $0.3840

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                             89,089
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class C                             62,014
                               Class R                                833
                               Class Y                             87,484
                               Class R5                               250
                               Class R6                            74,883

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                            $  7.42
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class C                            $  7.39
                               Class R                            $  7.44
                               Class Y                            $  7.41
                               Class R5                           $  7.43
                               Class R6                           $  7.41

INVESCO LOW VOLATILITY EQUITY YIELD FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-09913
SERIES NO.:         7

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                $ 5,380
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                                $    96
                               Class C                                $   681
                               Class R                                $     5
                               Class Y                                $   192
                               Investor Class                         $ 1,580
                               Class R5                               $   485

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                                $0.2957
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                                $0.2216
                               Class C                                $0.2211
                               Class R                                $0.2709
                               Class Y                                $0.3210
                               Investor Class                         $0.2968
                               Class R5                               $0.3381

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                                 17,452
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                    272
                               Class C                                  2,902
                               Class R                                     27
                               Class Y                                    814
                               Investor Class                           5,361
                               Class R5                                 1,315

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                                $  9.97
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                $  9.82
                               Class C                                $  9.80
                               Class R                                $  9.92
                               Class Y                                $ 10.02
                               Investor Class                         $ 10.00
                               Class R5                               $ 10.03

INVESCO GLOBAL REAL ESTATE INCOME FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  08/31/2016
FILE NUMBER :       811-09913
SERIES NO.:         10

72DD.                        1  Total income dividends for which record date passed during the period. (000's Omitted)
                                Class A                            $13,587
                             2  Dividends for a second class of open-end company shares (000's Omitted)
                                Class B                            $    22
                                Class C                            $ 2,395
                                Class Y                            $13,001
                                Class R5                           $   453
                                Class R6                           $ 1,554

73A.                            Payments per share outstanding during the entire current period: (form nnn.nnnn)
                             1  Dividends from net investment income
                                Class A                            $0.2806
                             2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                                Class B                            $0.2143
                                Class C                            $0.2143
                                Class Y                            $0.3017
                                Class R5                           $0.3096
                                Class R6                           $0.3173

74U.                         1  Number of shares outstanding (000's Omitted)
                                Class A                             41,476
                             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                                 77
                                Class C                             10,259
                                Class Y                             42,786
                                Class R5                             1,387
                                Class R6                            16,763

74V.                         1  Net asset value per share (to nearest cent)
                                Class A                            $  9.30
                             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                            $  9.28
                                Class C                            $  9.28
                                Class Y                            $  9.28
                                Class R5                           $  9.30
                                Class R6                           $  9.30

INVESCO CORE PLUS BOND FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-09913
SERIES NO.:         11

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                            $ 18,207
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                            $    182
                               Class C                            $  1,976
                               Class R                            $    189
                               Class Y                            $  4,551
                               Class R5                           $      6
                               Class R6                           $ 11,810

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                            $ 0.3433
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                            $ 0.2633
                               Class C                            $ 0.2630
                               Class R                            $ 0.3163
                               Class Y                            $ 0.3699
                               Class R5                           $ 0.3711
                               Class R6                           $ 0.3810

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                              61,930
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                 581
                               Class C                               9,827
                               Class R                                 683
                               Class Y                              25,515
                               Class R5                                  8
                               Class R6                            103,827

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                            $  11.05
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                            $  11.05
                               Class C                            $  11.05
                               Class R                            $  11.05
                               Class Y                            $  11.06
                               Class R5                           $  11.05
                               Class R6                           $  11.05

INVESCO GROWTH AND INCOME FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-09913
SERIES NO.:         12

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                            $ 73,319
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                            $    756
                               Class C                            $  3,002
                               Class R                            $  1,911
                               Class Y                            $ 36,070
                               Class R5                           $ 15,840
                               Class R6                           $ 15,063

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                            $ 0.4277
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                            $ 0.4244
                               Class C                            $ 0.2443
                               Class R                            $ 0.3669
                               Class Y                            $ 0.4891
                               Class R5                           $ 0.5157
                               Class R6                           $ 0.5382

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                             161,537
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                               1,355
                               Class C                              11,697
                               Class R                               4,648
                               Class Y                              73,625
                               Class R5                             30,411
                               Class R6                             27,024

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                            $  25.12
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                            $  24.91
                               Class C                            $  24.84
                               Class R                            $  25.14
                               Class Y                            $  25.15
                               Class R5                           $  25.17
                               Class R6                           $  25.18

INVESCO EQUALLY-WEIGHTED S&P 500 FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-09913
SERIES NO.:         13

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                            $25,882
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                            $    68
                               Class C                            $ 7,025
                               Class R                            $ 1,159
                               Class Y                            $32,793
                               Class R6                           $   607

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                            $0.6668
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                            $0.3907
                               Class C                            $0.3907
                               Class R                            $0.5738
                               Class Y                            $0.7747
                               Class R6                           $0.8309

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                             38,450
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                109
                               Class C                             19,292
                               Class R                              2,194
                               Class Y                             41,181
                               Class R6                            13,231

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                            $ 50.91
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                            $ 50.49
                               Class C                            $ 48.82
                               Class R                            $ 50.63
                               Class Y                            $ 51.40
                               Class R6                           $ 51.47

INVESCO CALIFORNIA TAX-FREE INCOME FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-09913
SERIES NO.:         14

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                           $12,089
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                           $   528
                               Class C                           $ 1,243
                               Class Y                           $ 1,115

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                           $0.4550
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                           $0.4591
                               Class C                           $0.3943
                               Class Y                           $0.4873

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                            27,982
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                               996
                               Class C                             4,495
                               Class Y                             3,083

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                           $ 12.63
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                           $ 12.75
                               Class C                           $ 12.71
                               Class Y                           $ 12.68

INVESCO EQUITY AND INCOME FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-09913
SERIES NO.:         17

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                            $222,853
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                            $  3,555
                               Class C                            $ 25,204
                               Class R                            $  4,453
                               Class Y                            $ 19,670
                               Class R5                           $ 10,976
                               Class R6                           $  5,589

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                            $ 0.2243
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                            $ 0.1475
                               Class C                            $ 0.1483
                               Class R                            $ 0.2007
                               Class Y                            $ 0.2489
                               Class R5                           $ 0.2564
                               Class R6                           $ 0.2657

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                             983,774
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                              17,395
                               Class C                             162,998
                               Class R                              21,062
                               Class Y                              80,173
                               Class R5                             42,880
                               Class R6                             27,741

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                            $  10.22
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                            $   9.98
                               Class C                            $  10.04
                               Class R                            $  10.27
                               Class Y                            $  10.22
                               Class R5                           $  10.23
                               Class R6                           $  10.22

INVESCO S&P 500 INDEX FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-09913
SERIES NO.:         21

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                           $ 9,028
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                           $    44
                               Class C                           $ 1,801
                               Class Y                           $ 1,298

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                           $0.3358
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                           $0.2012
                               Class C                           $0.2012
                               Class Y                           $0.3862

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                            25,465
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                               149
                               Class C                             9,760
                               Class Y                             3,672

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                           $ 23.60
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                           $ 23.03
                               Class C                           $ 22.77
                               Class Y                           $ 23.88

INVESCO AMERICAN FRANCHISE FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-09913
SERIES NO.:         22

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                                           486,797
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                             6,742
                               Class C                                            23,074
                               Class R                                             1,715
                               Class Y                                             8,553
                               Class R5                                            3,122
                               Class R6                                            6,986

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                                          $  16.96
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                          $  16.51
                               Class C                                          $  15.92
                               Class R                                          $  16.72
                               Class Y                                          $  17.22
                               Class R5                                         $  17.23
                               Class R6                                         $  17.29

INVESCO PENNSYLVANIA TAX FREE INCOME FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-09913
SERIES NO.:         25

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                           $ 4,085
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                           $    42
                               Class C                           $   287
                               Class Y                           $   140

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                           $0.5957
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                           $0.5982
                               Class C                           $0.4731
                               Class Y                           $0.6392

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                             6,991
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                64
                               Class C                               670
                               Class Y                               256

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                           $ 17.01
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                           $ 17.04
                               Class C                           $ 17.03
                               Class Y                           $ 17.02

INVESCO SMALL CAP DISCOVERY FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-09913
SERIES NO.:         26

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                                            48,536
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                               580
                               Class C                                             6,580
                               Class Y                                             7,923
                               Class R5                                              177
                               Class R6                                            7,647

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                                           $  9.05
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                           $  7.92
                               Class C                                           $  7.21
                               Class Y                                           $  9.49
                               Class R5                                          $  9.57
                               Class R6                                          $  9.59

INVESCO STRATEGIC REAL RETURN FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-09913
SERIES NO.:         27

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                            $   289
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class C                            $     9
                               Class R                            $     2
                               Class Y                            $   235
                               Class R5                           $    --
                               Class R6                           $    --

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                            $0.2886
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class C                            $0.2174
                               Class R                            $0.2650
                               Class Y                            $0.3122
                               Class R5                           $0.3123
                               Class R6                           $0.3123

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                              1,036
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class C                                 56
                               Class R                                  8
                               Class Y                                779
                               Class R5                                 1
                               Class R6                                 1

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                            $  9.77
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class C                            $  9.77
                               Class R                            $  9.77
                               Class Y                            $  9.78
                               Class R5                           $  9.78
                               Class R6                           $  9.78

INVESCO SHORT DURATION HIGH YIELD MUNICIPAL FUND                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-09913
SERIES NO.:         28

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                            $   581
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class C                            $   166
                               Class Y                            $   285
                               Class R5                           $    12

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                            $0.2529
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class C                            $0.1947
                               Class Y                            $0.2721
                               Class R5                           $0.2721

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                              3,920
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class C                              1,951
                               Class Y                              1,314
                               Class R5                                 6

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                            $ 10.60
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class C                            $ 10.58
                               Class Y                            $ 10.61
                               Class R5                           $ 10.61
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